DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017		Jun 30, 2018	Jun 30, 2017	2018 vs. 2017
EARNINGS SUMMARY
Interest Income	$2,636	$2,569	$2,556	$2,476	$2,338	$298	13%	$5,205	$4,616	$589	13%
Interest Expense	507	469	436	426	400	107	27%	976	786	190	24%
Net Interest Income	2,129	2,100	2,120	2,050	1,938	191	10%	4,229	3,830	399	10%
Discount/Interchange Revenue	724	646	717	675	666	58	9%	1,370	1,262	108	9%
Rewards Cost	461	392	434	417	388	73	19%	853	751	102	14%
Discount and Interchange Revenue, net	263	254	283	258	278	(15)	(5%)	517	511	6	1%
Protection Products Revenue	50	53	54	55	56	(6)	(11%)	103	114	(11)	(10%)
Loan Fee Income	95	96	96	95	83	12	14%	191	172	19	11%
Transaction Processing Revenue	42	43	43	43	42	—	—%	85	81	4	5%
Other Income	24	29	18	24	22	2	9%	53	50	3	6%
Total Other Income	474	475	494	475	481	(7)	(1%)	949	928	21	2%

Revenue Net of Interest Expense	2,603	2,575	2,614	2,525	2,419	184	8%	5,178	4,758	420	9%

Provision for Loan Losses	742	751	679	674	640	102	16%	1,493	1,226	267	22%

Employee Compensation and Benefits	400	405	411	371	367	33	9%	805	730	75	10%
Marketing and Business Development	224	185	213	203	192	32	17%	409	360	49	14%
Information Processing & Communications	86	82	80	78	77	9	12%	168	157	11	7%
Professional Fees	161	155	189	163	156	5	3%	316	303	13	4%
Premises and Equipment	24	26	26	25	23	1	4%	50	48	2	4%
Other Expense	89	115	117	108	97	(8)	(8%)	204	199	5	3%
Total Other Expense	984	968	1,036	948	912	72	8%	1,952	1,797	155	9%

Income Before Income Taxes	877	856	899	903	867	10	1%	1,733	1,735	(2)	—%
Tax Expense	208	190	512	301	321	(113)	(35%)	398	625	(227)	(36%)
Net Income	$669	$666	$387	$602	$546	$123	23%	$1,335	$1,110	$225	20%

Net Income Allocated to Common Stockholders	$663	$646	$359	$589	$532	$131	25%	$1,309	$1,083	$226	21%

Effective Tax Rate	23.7%	22.2%	57.0%	33.3%	37.1%			23.0%	36.0%

Net Interest Margin	10.21%	10.23%	10.28%	10.28%	10.11%	10	bps	10.22%	10.09%	13	bps
Operating Efficiency	37.8%	37.6%	39.7%	37.5%	37.7%	10	bps	37.7%	37.8%	(10)	bps
ROE	25%	25%	14%	22%	19%			25%	20%
Capital Returned to Common Stockholders	$656	$684	$657	$667	$547	$109	20%	$1,340	$1,167	$173	15%
Payout Ratio	99%	106%	183%	113%	103%			102%	108%	(600)	bps

Ending Common Shares Outstanding	344	351	358	366	375	(31)	(8%)	344	375	(31)	(8%)
Weighted Average Common Shares Outstanding	348	355	362	371	379	(31)	(8%)	351	382	(31)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	348	355	362	371	379	(31)	(8%)	351	382	(31)	(8%)

PER SHARE STATISTICS
Basic EPS	$1.91	$1.82	$0.99	$1.59	$1.41	$0.50	35%	$3.73	$2.83	$0.90	32%
Diluted EPS	$1.91	$1.82	$0.99	$1.59	$1.40	$0.51	36%	$3.72	$2.83	$0.89	31%
Common Stock Price (period end)	$70.41	$71.93	$76.92	$64.48	$62.19	$8.22	13%	$70.41	$62.19	$8.22	13%
Book Value per share	$31.66	$30.93	$30.43	$30.56	$30.01	$1.65	5%	$31.66	$30.01	$1.65	5%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017		Jun 30, 2018	Jun 30, 2017	2018 vs. 2017
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$837	$811	$870	$867	$831	$6	1%	$1,648	$1,655	($7)	—%
Payment Services	40	45	29	36	36	4	11%	85	80	5	6%
Total	$877	$856	$899	$903	$867	$10	1%	$1,733	$1,735	($2)	—%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	614	550	607	579	551	63	11%	1,164	1,054	110	10%
PULSE Network	1,055	989	1,029	996	961	94	10%	2,044	1,831	213	12%
Total	1,669	1,539	1,636	1,575	1,512	157	10%	3,208	2,885	323	11%

NETWORK VOLUME
PULSE Network	$44,308	$43,158	$42,386	$39,828	$38,848	$5,460	14%	$87,466	$74,914	$12,552	17%
Network Partners	4,602	4,553	3,280	3,811	3,461	1,141	33%	9,155	7,122	2,033	29%
Diners Club International [1]	8,417	8,390	8,373	7,989	7,800	617	8%	16,807	15,182	1,625	11%
Total Payment Services	57,327	56,101	54,039	51,628	50,109	7,218	14%	113,428	97,218	16,210	17%
Discover Network - Proprietary	36,339	32,382	36,267	33,576	33,342	2,997	9%	68,721	63,201	5,520	9%
Total	$93,666	$88,483	$90,306	$85,204	$83,451	$10,215	12%	$182,149	$160,419	$21,730	14%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$17,441	$18,641	$14,955	$16,155	$14,722	$2,719	18%
Total Loan Receivables	84,789	82,744	84,248	80,443	77,997	6,792	9%
Allowance for Loan Losses	(2,828)	(2,736)	(2,621)	(2,531)	(2,384)	(444)	(19%)
Net Loan Receivables	81,961	80,008	81,627	77,912	75,613	6,348	8%
Premises and Equipment, net	874	848	825	800	774	100	13%
Goodwill and Intangible Assets, net	417	417	418	418	419	(2)	—%
Other Assets	2,058	2,053	2,262	2,323	2,229	(171)	(8%)
Total Assets	$102,751	$101,967	$100,087	$97,608	$93,757	$8,994	10%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$42,256	$41,321	$39,367	$38,703	$37,709	$4,547	12%
Brokered Deposits and Other Deposits	19,427	19,809	19,397	17,432	15,155	4,272	28%
Deposits	61,683	61,130	58,764	56,135	52,864	8,819	17%
Borrowings	26,252	26,244	26,326	26,737	26,438	(186)	(1%)
Accrued Expenses and Other Liabilities	3,927	3,722	4,105	3,549	3,196	731	23%
Total Liabilities	91,862	91,096	89,195	86,421	82,498	9,364	11%
Total Equity	10,889	10,871	10,892	11,187	11,259	(370)	(3%)
Total Liabilities and Stockholders' Equity	$102,751	$101,967	$100,087	$97,608	$93,757	$8,994	10%

LIQUIDITY
Liquidity Portfolio	$15,703	$17,550	$13,560	$13,906	$13,865	1,838	13%
Undrawn Credit Facilities [1]	36,422	35,099	35,153	33,696	31,877	4,545	14%
Total Liquidity	$52,125	$52,649	$48,713	$47,602	$45,742	$6,383	14%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017
BALANCE SHEET STATISTICS
Total Common Equity	$10,326	$10,308	$10,329	$10,627	$10,699	($373)	(3%)
Total Common Equity/Total Assets	10.1%	10.1%	10.3%	10.9%	11.4%
Total Common Equity/Net Loans	12.6%	12.9%	12.7%	13.6%	14.2%

Tangible Assets	$102,334	$101,550	$99,669	$97,190	$93,338	$8,996	10%
Tangible Common Equity [1]	$9,909	$9,891	$9,911	$10,209	$10,280	($371)	(4%)
Tangible Common Equity/Tangible Assets [1]	9.7%	9.7%	9.9%	10.5%	11.0%
Tangible Common Equity/Net Loans [1]	12.1%	12.4%	12.1%	13.1%	13.6%
Tangible Common Equity per share [1]	$28.82	$28.15	$27.69	$27.89	$27.40	$1.42	5%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.6%	14.0%	13.8%	14.7%	15.2%
Tier 1 Risk Based Capital Ratio	12.3%	12.5%	12.3%	13.2%	13.7%
Tier 1 Leverage Ratio	10.5%	10.6%	10.8%	11.4%	11.8%
Common Equity Tier 1 Capital Ratio [2]	11.6%	11.9%	11.6%	12.5%	13.0%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3,4]	2.8	2.8	3.2	3.2	3.2

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2  At June 30, 2018, there was no difference between the Company's CET1 capital ratio calculated under Basel III transition rules and the Company's CET1 capital ratio calculated under Basel III fully phased-in rules

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

[4] The Ratio of Earnings to Fixed Charges is a year-to-date statistic. The periods reported reflect the six months ended June 30, 2018, the three months ended March 31, 2018, the twelve months ended December 31, 2017, the nine months ended September 30, 2017, and the six months ended June 30, 2017

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017
AVERAGE BALANCES
Assets
Cash and Investment Securities	$16,395	$15,058	$15,290	$14,547	$14,616	$1,779	12%
Restricted Cash	466	821	276	848	559	(93)	(17%)
Credit Card Loans	66,594	65,983	64,791	62,647	60,700	5,894	10%
Private Student Loans	9,219	9,432	9,158	8,986	9,020	199	2%
Personal Loans	7,304	7,387	7,455	7,208	6,820	484	7%
Other Loans	531	452	398	348	314	217	69%
Total Loans	83,648	83,254	81,802	79,189	76,854	6,794	9%
Total Interest Earning Assets	100,509	99,133	97,368	94,584	92,029	8,480	9%
Allowance for Loan Losses	(2,731)	(2,615)	(2,530)	(2,379)	(2,262)	(469)	(21%)
Other Assets	4,170	4,221	4,252	4,192	4,147	23	1%
Total Assets	$101,948	$100,739	$99,090	$96,397	$93,914	$8,034	9%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$41,459	$39,825	$38,807	$37,900	$36,956	$4,503	12%
Brokered Deposits and Other Deposits	19,166	19,638	18,244	16,192	15,600	3,566	23%
Total Interest-bearing Deposits	60,625	59,463	57,051	54,092	52,556	8,069	15%
Short-term Borrowings	1	1	2	1	2	(1)	(50%)
Securitized Borrowings	16,121	16,180	16,676	17,206	16,141	(20)	—%
Other Long-term Borrowings	9,866	9,945	9,768	9,721	9,979	(113)	(1%)
Total Interest-bearing Liabilities	86,613	85,589	83,497	81,020	78,678	7,935	10%
Other Liabilities & Stockholders' Equity	15,335	15,150	15,593	15,377	15,236	99	1%
Total Liabilities and Stockholders' Equity	$101,948	$100,739	$99,090	$96,397	$93,914	$8,034	9%

AVERAGE RATES
Assets
Cash and Investment Securities	1.82%	1.57%	1.34%	1.31%	1.12%	70	bps
Restricted Cash	1.85%	1.68%	1.34%	1.15%	0.89%	96	bps
Credit Card Loans	12.88%	12.85%	12.79%	12.83%	12.66%	22	bps
Private Student Loans	8.05%	7.89%	7.69%	7.56%	7.45%	60	bps
Personal Loans	12.55%	12.43%	12.27%	12.33%	12.22%	33	bps
Other Loans	6.02%	5.98%	5.66%	5.56%	5.59%	43	bps
Total Loans	12.28%	12.21%	12.14%	12.15%	11.98%	30	bps
Total Interest Earning Assets	10.52%	10.51%	10.41%	10.39%	10.19%	33	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.71%	1.59%	1.44%	1.37%	1.29%	42	bps
Brokered Deposits and Other Deposits	2.33%	2.19%	2.12%	2.12%	2.07%	26	bps
Total Interest-bearing Deposits	1.90%	1.79%	1.65%	1.59%	1.52%	38	bps
Short-term Borrowings	1.89%	1.75%	1.31%	1.33%	1.06%	83	bps
Securitized Borrowings	2.67%	2.43%	2.19%	2.37%	2.31%	36	bps
Other Long-term Borrowings	4.57%	4.49%	4.30%	4.30%	4.36%	21	bps
Total Interest-bearing Liabilities	2.35%	2.22%	2.07%	2.08%	2.04%	31	bps

Net Interest Margin	10.21%	10.23%	10.28%	10.28%	10.11%	10	bps
Net Yield on Interest-earning Assets	8.50%	8.59%	8.64%	8.60%	8.44%	6	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017		Jun 30, 2018	Jun 30, 2017	2018 vs. 2017
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$84,789	$82,744	$84,248	$80,443	$77,997	$6,792	9%	$84,789	$77,997	$6,792	9%
Average Loans [1,2]	$83,648	$83,254	$81,802	$79,189	$76,854	$6,794	9%	$83,452	$76,521	$6,931	9%

Interest Yield	12.28%	12.21%	12.14%	12.15%	11.98%	30	bps	12.24%	11.96%	28	bps
Gross Principal Charge-off Rate	3.78%	3.74%	3.45%	3.26%	3.36%	42	bps	3.76%	3.31%	45	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.87%	3.84%	3.54%	3.35%	3.47%	40	bps	3.85%	3.42%	43	bps
Net Principal Charge-off Rate	3.11%	3.09%	2.85%	2.63%	2.71%	40	bps	3.10%	2.65%	45	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.18%	3.17%	2.92%	2.71%	2.79%	39	bps	3.18%	2.74%	44	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.08%	2.23%	2.20%	2.05%	1.93%	15	bps	2.08%	1.93%	15	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	0.99%	1.06%	0.99%	0.91%	0.88%	11	bps	0.99%	0.88%	11	bps
Gross Principal Charge-off Dollars	$789	$769	$711	$651	$645	$144	22%	$1,558	$1,256	$302	24%
Net Principal Charge-off Dollars	$649	$635	$583	$527	$520	$129	25%	$1,284	$1,009	$275	27%
Net Interest and Fee Charge-off Dollars	$138	$136	$119	$107	$110	$28	25%	$274	$216	$58	27%
Loans Delinquent 30 or more days [3]	$1,725	$1,800	$1,806	$1,605	$1,457	$268	18%	$1,725	$1,457	$268	18%
Loans Delinquent 90 or more days [3]	$821	$855	$815	$709	$667	$154	23%	$821	$667	$154	23%

Allowance for Loan Loss (period end)	$2,828	$2,736	$2,621	$2,531	$2,384	$444	19%	$2,828	$2,384	$444	19%
Reserve Change Build/ (Release) [4]	$93	$116	$96	$147	$120	($27)		$209	$217	($8)
Reserve Rate	3.34%	3.31%	3.11%	3.15%	3.06%	28	bps	3.34%	3.06%	28	bps
Reserve Rate Excluding PCI Loans [3]	3.38%	3.35%	3.15%	3.20%	3.11%	27	bps	3.38%	3.11%	27	bps

CREDIT CARD LOANS
Ending Loans	$67,812	$65,577	$67,291	$63,475	$61,797	$6,015	10%	$67,812	$61,797	$6,015	10%
Average Loans	$66,594	$65,983	$64,791	$62,647	$60,700	$5,894	10%	$66,290	$60,413	$5,877	10%

Interest Yield	12.88%	12.85%	12.79%	12.83%	12.66%	22	bps	12.87%	12.66%	21	bps
Gross Principal Charge-off Rate	4.12%	4.08%	3.73%	3.53%	3.71%	41	bps	4.10%	3.66%	44	bps
Net Principal Charge-off Rate	3.34%	3.32%	3.03%	2.80%	2.94%	40	bps	3.33%	2.89%	44	bps
Delinquency Rate (30 or more days)	2.16%	2.33%	2.28%	2.14%	2.00%	16	bps	2.16%	2.00%	16	bps
Delinquency Rate (90 or more days)	1.09%	1.18%	1.12%	1.02%	0.98%	11	bps	1.09%	0.98%	11	bps
Gross Principal Charge-off Dollars	$684	$663	$612	$555	$561	$123	22%	$1,347	$1,096	$251	23%
Net Principal Charge-off Dollars	$555	$540	$496	$439	$445	$110	25%	$1,095	$867	$228	26%
Loans Delinquent 30 or more days	$1,466	$1,529	$1,532	$1,359	$1,237	$229	19%	$1,466	$1,237	$229	19%
Loans Delinquent 90 or more days	$743	$777	$751	$646	$603	$140	23%	$743	$603	$140	23%

Allowance for Loan Loss (period end)	$2,334	$2,252	$2,147	$2,091	$1,980	$354	18%	$2,334	$1,980	$354	18%
Reserve Change Build/ (Release)	$82	$105	$56	$111	$88	($6)		$187	$190	($3)
Reserve Rate	3.44%	3.43%	3.19%	3.29%	3.21%	23	bps	3.44%	3.21%	23	bps

Total Discover Card Volume	$38,430	$34,327	$38,574	$35,581	$35,297	$3,133	9%	$72,757	$67,703	$5,054	7%
Discover Card Sales Volume	$35,077	$30,850	$35,339	$32,161	$32,172	$2,905	9%	$65,927	$61,306	$4,621	8%
Rewards Rate	1.31%	1.27%	1.23%	1.30%	1.20%	11	bps	1.29%	1.22%	7	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017		Jun 30, 2018	Jun 30, 2017	2018 vs. 2017
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$7,260	$7,416	$7,076	$6,998	$6,594	$666	10%	$7,260	$6,594	$666	10%
Ending PCI Loans [1]	1,842	1,956	2,084	2,202	2,322	(480)	(21%)	1,842	2,322	(480)	(21%)
Ending Loans	$9,102	$9,372	$9,160	$9,200	$8,916	$186	2%	$9,102	$8,916	$186	2%

Interest Yield	8.05%	7.89%	7.69%	7.56%	7.45%	60	bps	7.97%	7.37%	60	bps
Net Principal Charge-off Rate	0.92%	0.92%	1.03%	1.14%	0.85%	7	bps	0.92%	0.72%	20	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.16%	1.17%	1.34%	1.52%	1.15%	1	bps	1.17%	0.99%	18	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	2.10%	2.25%	2.35%	2.14%	2.12%	(2)	bps	2.10%	2.12%	(2)	bps

Reserve Rate	1.87%	1.82%	1.77%	1.77%	1.78%	9	bps	1.87%	1.78%	9	bps
Reserve Rate excluding PCI Loans [2]	1.97%	1.93%	1.89%	1.89%	1.91%	6	bps	1.97%	1.91%	6	bps

PERSONAL LOANS
Ending Loans	$7,304	$7,307	$7,374	$7,397	$6,955	$349	5%	$7,304	$6,955	$349	5%

Interest Yield	12.55%	12.43%	12.27%	12.33%	12.22%	33	bps	12.49%	12.20%	29	bps
Net Principal Charge-off Rate	3.97%	4.03%	3.62%	3.19%	3.18%	79	bps	4.00%	3.17%	83	bps
Delinquency Rate (30 or more days)	1.42%	1.37%	1.40%	1.27%	1.14%	28	bps	1.42%	1.14%	28	bps

Reserve Rate	4.29%	4.12%	4.08%	3.63%	3.38%	91	bps	4.29%	3.38%	91	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Jun 30, 2018 vs. Jun 30, 2017		Jun 30, 2018	Jun 30, 2017	2018 vs. 2017
DIRECT BANKING
Interest Income	$2,636	$2,569	$2,556	$2,476	$2,338	$298	13%	$5,205	$4,616	$589	13%
Interest Expense	507	469	436	426	400	107	27%	976	786	190	24%
Net Interest Income	2,129	2,100	2,120	2,050	1,938	191	10%	4,229	3,830	399	10%
Other Income	398	394	423	401	408	(10)	(2%)	792	783	9	1%
Revenue Net of Interest Expense	2,527	2,494	2,543	2,451	2,346	181	8%	5,021	4,613	408	9%
Provision for Loan Losses	742	751	678	675	639	103	16%	1,493	1,233	260	21%
Total Other Expense	948	932	995	909	876	72	8%	1,880	1,725	155	9%
Income Before Income Taxes	$837	$811	$870	$867	$831	$6	1%	$1,648	$1,655	($7)	—%

Net Interest Margin	10.21%	10.23%	10.28%	10.28%	10.11%	10	bps	10.22%	10.09%	13	bps
Pretax Return on Loan Receivables	4.01%	3.95%	4.22%	4.35%	4.34%	(33)	bps	3.98%	4.36%	(38)	bps

Allowance for Loan Loss (period end)	$2,821	$2,728	$2,613	$2,525	$2,377	$444	19%	$2,821	$2,377	$444	19%
Reserve Change Build/ (Release) [1]	$93	$116	$94	$148	$119	($26)		$209	$226	($17)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	76	81	71	74	73	3	4%	157	145	12	8%
Revenue Net of Interest Expense	76	81	71	74	73	3	4%	157	145	12	8%
Provision for Loan Losses	—	—	1	(1)	1	(1)	(100%)	—	(7)	7	(100%)
Total Other Expense	36	36	41	39	36	—	—%	72	72	—	—%
Income Before Income Taxes	$40	$45	$29	$36	$36	$4	11%	$85	$80	$5	6%

[1]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges is a year-to-date statistic and represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
GAAP Total Common Equity	$10,326	$10,308	$10,329	$10,627	$10,699
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(162)	(162)	(163)	(163)	(164)
Tangible Common Equity [1]	$9,909	$9,891	$9,911	$10,209	$10,280

GAAP Book Value Per Share	$31.66	$30.93	$30.43	$30.56	$30.01
Less: Goodwill	(0.73)	(0.72)	(0.72)	(0.69)	(0.68)
Less: Intangibles	(0.47)	(0.46)	(0.45)	(0.45)	(0.44)
Less: Preferred Stock	(1.64)	(1.60)	(1.57)	(1.53)	(1.49)
Tangible Common Equity Per Share	$28.82	$28.15	$27.69	$27.89	$27.40

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms